UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure

On May 16, 2022, Viemed Healthcare, Inc. (the "Company") issued a press release providing an update concerning the Company’s appeal of claims related to findings from the U.S. Department of Health and Human Services Office of Inspector General (“OIG”) in a May 2021 report (“Report”), the details of which are provided in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

The Company is providing an update concerning the Company’s appeal of claims related to findings from the OIG in the Report. Based on an objective and independent review of patients’ medical records, the Centers for Medicare and Medicaid Services’ (“CMS”) Qualified Independent Contractor (“QIC”) responsible for evaluating the Company’s Reconsideration appeals determined that approximately 77% of the claims it reviewed were medically necessary and properly payable under Medicare rules and regulations, overturning OIG’s and CMS’s initial recommendations and determinations.

In its Report, the OIG alleged that 98% of sampled claims in an audit of the Company’s non-invasive ventilation patients did not comply with Medicare requirements and recommended that CMS recoup funds. Through the statutory appeals process, the Company filed its Reconsideration appeals to the QIC in November 2021 seeking an objective and independent review of the OIG and CMS findings.

Because the initial overpayment determinations utilized OIG’s statistical extrapolation based on a 98% failure rate, the QIC’s decisions stated that any remaining overpayment amounts will need to be recalculated. While the results of the latest appeals significantly reduce the range of possible losses for Viemed, the Company awaits communication of recalculated overpayment amounts, which may require further appeals.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated May 16, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2022

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer